BJURMAN, BARRY MICRO-CAP GROWTH FUND
                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2001


     On May 1, 2002, the Bjurman, Barry Micro-Cap Growth Fund (the "Fund") reopened to new investors. Shares of the Fund may be purchased according to the terms outlined in the Prospectus. Shareholders whose accounts had a zero balance as of December 7, 2001, (the "Closing Date"), may reactivate the account or open a new account. Financial institutions maintaining omnibus accounts with the Fund may accept purchase orders for new accounts postmarked after the Closing Date.

     The Fund's investment adviser, Bjurman, Barry & Associates, reserves the right to close the Fund to new investors, at the Adviser's sole discretion, at any time.

                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 2002.